UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2024

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 S. Australian Avenue, Suite 1300

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated With Exit or Disposal Activities

On October 22, 2024, PSQ Holdings, Inc., a Delaware corporation (the “Company”) completed the implementation of a strategic plan (the “Strategic Plan”) to streamline the organization, reducing staff by over 35% and focusing on the people critical to the Company’s B2B focused sales and marketing positioning going forward.

The Company expects a non-recurring charge for severance of $355,772.90, in addition to one month of COBRA estimated to total $37,367.37 for those electing to utilize it, primarily incurred in the fourth quarter of 2024. The Company may incur additional costs not currently contemplated due to events associated with or resulting from the Strategic Plan.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Salary Adjustment

Effective November 1, 2024, the executives listed below agreed to voluntary compensation decreases in the respective amounts shown in order to indicate their support for the Company’s cost reduction measures.

The base salary for Michael Seifert, the Chief Executive Officer of the Company, has been reduced by 25% from $400,000 per annum to $300,000 per annum.

The base salary for Brad Searle, the Company’s Chief Financial Officer, has been reduced by 20% from $375,000 per annum to $300,000 per annum.

The base salary for Sarah Gabel Seifert, the President of our “EveryLifeTM” brand, has been reduced by 20% from $300,000 per annum to $240,000 per annum.

The base salary of Mike Hebert, the Chief Operating Officer of the Company, has been reduced by 10% from $350,000 per annum to $315,000 per annum.

Each Executive’s reduction in compensation will remain in effect until further notice. The Company’s Compensation Committee has been informed of the reductions, and any future increases in compensation with require the Compensation Committee’s approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: November 1, 2024	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	Founder, Chairman and Chief Executive Officer

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